TACTICAL MULTI-PURPOSE FUND (TMPFX)

a series of

Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

January 17, 2017

As Amended November 16, 2017

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus dated January 17, 2017 (the “Prospectus”) for the Tactical Multi-Purpose Fund (the “Fund”) and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. A free copy of the Prospectus for the Fund may be obtained by writing to the Tactical Multi-Purpose Fund, c/o Fisher Investments, 5525 NW Fisher Creek Drive, Camas, WA 98607, or calling 1-800-550-1071. Capitalized terms used but not defined in this SAI have the same meanings as in the Prospectus.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Adviser or the distributor of the Fund. The Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

DESCRIPTION OF THE TRUST AND THE FUND

The Tactical Multi-Purpose Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on November 14, 2016. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on March 30, 2017. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers one class of shares, and may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to involuntary redemption if the Board determines to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase and Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and in this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

ADDITIONAL INVESTMENT INFORMATION

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

Smaller Capitalization Companies. The Fund may invest a substantial portion of their assets in companies with modest capitalization, as well as start-up companies. While the Adviser believes that small- and medium-sized companies as well as start-up companies can at times provide greater growth potential than larger, more mature companies, investing in the securities of these companies also involves greater risk, potential price volatility and cost. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading are substantially less than are typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the United States over-the-counter and other markets typically are larger than the spreads for more actively traded securities. As a result, the Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

Investors should be aware that, based on the foregoing factors, to the extent the Fund invests a significant portion of its assets in the securities of smaller companies, an investment in the Fund may be subject to greater price fluctuations than if it invested primarily in larger, more established companies.

United States Government Obligations. The Fund may invest in U.S. Treasury securities that differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (e.g., Ginnie Mae Certificates); (b) the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality (such as those issued by Fannie Mae); and (d) only the credit of the agency or instrumentality itself (such as those issued by the Student Loan Marketing Association). While the U.S. government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so because it is not so obligated.

Beginning on September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed to be the Conservator of the Federal Home Mortgage Corporation and the Federal National Mortgage Association for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA controls and oversees these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to continue to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations.

Foreign Obligations and Securities. The Fund may invest in foreign company stocks and fixed-income securities. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Investments in currency forward contracts (“forward contracts”) may be made to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Investment in foreign securities may also be made through American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institutions that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and IDRs in bearer form are designed primarily for use in Europe.

Although there is no limit on the portion the Fund may invest in non-U.S. issuers either directly or through ADRs, GDRs and similar instruments, the Fund will limit its investment in any single non-U.S. issuer to 5% of its net assets at time of purchase.

For temporary defensive purposes, the Fund may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities.

Money Market Instruments. The Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment in other types of securities, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may also be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Repurchase Agreements. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited by the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the agreement is entered into and at all times during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.

Fixed-Income Securities. In order to reduce the risk of non-payment of principal or interest on these securities, fixed-income securities purchased by the Fund will be limited to investment grade fixed-income securities. Investment grade securities are those securities that, at the time of purchase, are rated within the four highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) (Baa or higher), Standard & Poor’s Corporation (“S&P”) (BBB or higher), or other nationally recognized securities rating organizations, or securities that are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four ratings, though considered investment grade, are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. Subsequent to its purchase by the Fund, a rated security may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, but such an event will not require the Fund to dispose of the security.

Asset-Backed Securities. The Fund may purchase up to 5% of its net assets in asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage pre-payments. For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. Asset-backed securities acquired by the Fund may include collateralized mortgage obligations (“CMOs”) issued by private companies.

The Fund may acquire several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and CMOs, which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Fund will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), including GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”), including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the discretionary authority of the U.S. Treasury to provide certain credit support. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”), including FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCS”), are not guaranteed and do not constitute debt or obligation of the United States or any Federal Home Loan Bank. FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, and is owned entirely by Federal Home Loan Banks. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a security, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Zero-Coupon, Step-Coupon and Pay-In-Kind Securities. The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of taxable zero-coupon, step-coupon, and certain pay-in-kind securities to report as interest each year the portion of the original issue discount (or deemed discount) on such securities accruing that year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody’s, and other rating agencies represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities that are exempt from registration or issued in transactions exempt from registration (“restricted securities”) under the Securities Act of 1933, as amended (“Securities Act”), or that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid. The Board has delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Certain securities are deemed illiquid by the SEC including repurchase agreements maturing in greater than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation. These securities will be treated as illiquid and subject to the Fund’s limitation on illiquid securities.

Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board.

If through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid assets, including restricted securities that are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 15% or less of the value of its net assets.

Warrants. The Fund may purchase warrants and similar rights, which are privileges issued by a corporation enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. No Fund will invest more than 5% of its net assets, taken at market value, in warrants. Warrants attached to other securities acquired by the Fund are not subject to this restriction.

Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities and the date when the securities will be delivered and paid for (the settlement date) are fixed when the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party. The Fund will purchase securities on a when-issued basis or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian or sub-custodian will designate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments.

Hedging Strategies. The Fund may use various options transactions for the purpose of hedging or earning additional income. There can be no assurance that such efforts will succeed. The Fund may write (i.e., sell) call and put options, and buy put and call options. These options may relate to particular securities or stock or bond indexes and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the SEC, the several options exchanges upon which they are traded and various state regulatory authorities. In addition, the Fund’s ability to use hedging instruments may be limited by tax considerations.

Swap Transactions. The Fund may use another type of derivative transaction, known as a swap transaction, in an effort to hedge risk or to earn additional returns. Although swap transactions may contain financing terms and implied financing rates, they are not treated as borrowing or lending transactions by the Fund to the extent the Fund has collateralized with liquid assets, on a marked-to-market basis, the value of any obligation the Fund owes to the counterparty to the swap transaction. Swaps allow the parties to exchange the dividend income or other components of return on an equity or other investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Swaps are derivatives, and their values can be very volatile. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. The value of some components of a swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. Swaps are not liquid investments, unless they have been determined to be liquid pursuant to the valuation procedures adopted by the Board.

Exchange-Traded Notes, Index-Linked Notes and Similar Instruments. The Fund may invest in leveraged and unleveraged exchange-traded notes, index-linked notes and similar instruments (collectively known as “Linked Notes”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. Some Linked Notes are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. Other Linked Notes may be directly sold by the issuer, such as a larger broker-dealer, and are not traded. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the applicable market benchmark or strategy factor. Linked Notes that are not traded may be subject to a holding period until maturity during which an early redemption fee or other charges may apply.

Linked Notes are subject to credit risk and the value of a Linked Note may drop because of a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. Linked Notes may not make periodic coupon payments or provide principal protection. The value of a Linked Note may also be influenced by time to maturity, level of supply and demand for the Linked Note, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The issuer of a Linked Note may not be required to maintain the listing and there can be no assurance that a secondary market will exist for a Linked Note. In addition, no assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how the Fund characterize and treat Linked Notes for tax purposes. Some Linked Notes that use leverage may multiply the market effect on the value of the instrument and, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged Linked Notes are subject to the same risks, such as greater volatility, costs and the potential for increased losses, as other instruments that use leverage in any form.

A Linked Note that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. The market value of Linked Notes may differ from their market benchmark or strategy because the supply and demand in the market for Linked Notes at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the Linked Note seeks to track. As a result, there may be times when a traded Linked Note trades at a premium or discount to its market benchmark or strategy.

Options.

General. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time (or, in some cases, on certain specified dates) prior to the expiration of the option, regardless of the market price of the security. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The premium paid to the writer represents consideration for undertaking the obligation under the option contract.

Securities index options are put options and call options on various securities indexes. In most respects, they are identical to listed options on common stocks or bonds. The primary difference between securities options and index options occurs when index options are exercised. In the case of securities options, the underlying security, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held as collateral until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are a number of special risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction to not achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for various reasons, including: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indexes will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Because the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on securities indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, designate liquid assets with their Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or in segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Commodity Pool Operator Exclusion. The Adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act of 1936 (the “CEA”) in respect of the Fund under Commodity Futures Trading Commission Rule 4.5. Under this exclusion, futures contracts, options on futures contracts and swaps may be used in the Fund only for bona fide hedging purposes or within the de minimis limitations of Rule 4.5. Accordingly, the Adviser is not required to register or be regulated as a “commodity pool operator” or, correspondingly, as a “commodity trading adviser” with respect to the Fund. Should the Adviser wish to use futures contracts, options on futures contracts and swaps beyond the limitations of Rule 4.5, the Adviser would be subject to registration and regulation as a “commodity pool operator.”

Investment Companies. The Fund may invest its assets in shares of other investment companies. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and consistent with its investment restrictions herein. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1-1/2%.

The above restrictions might not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under the Rules and Regulations of the 1940 Act.

If the Fund invests in investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company.

Short Sales. The Fund may seek to realize additional gains through short sales. Short sales are transactions in which the Fund sells a security that it does not own, in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the market at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Trust’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of loss increased, by the amount of the premium, dividends, interest, or expense the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that the Fund will be able to close out the position at any particular time or at any acceptable price.

The staff of the SEC is of the opinion that a short sale involves the creation of a senior security and is, therefore, subject to the limitations of Section 18 of the 1940 Act. The SEC staff has taken the position that in order to comply with the provisions of Section 18, the Fund must put in a segregated account (not with the broker) an amount of cash or securities equal to the difference between: (a) the market value of the securities sold short, and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

CALCULATION OF PORTFOLIO TURNOVER RATE

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. It is anticipated the portfolio turnover rate for the Fund will generally not exceed 100%. However, this should not be considered as a limiting factor. The Fund’s turnover rate will be available after the Fund completes its first fiscal year.

INVESTMENT RESTRICTIONS

A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental, (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets, as determined at the time an investment is made, in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by the paragraphs above, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental (i.e., they are other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

PORTFOLIO DISCLOSURE

The Fund’s Trustees have adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolios to third-parties prior to (i) the filing of the information with the SEC in a required filing, or (ii) the day after the information is posted to a public website. As described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s Chief Compliance Officer). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s Chief Compliance Officer. The Trust and the Advisor are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Fund’s Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

The Fund may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about the Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

TRUSTEES AND OFFICERS

General Qualifications. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975; Director, Northeast Retirement Services, LLC and Global Trust Company since February, 2017.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017)

*The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**As of the date of this SAI, the Trust consists of, and each Trustee oversees, 17 series.

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (1981) Vice President of Legal Services, January 2016 to present

Current: Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015; Assistant Secretary of Valued Advisory Trust since 2016; Assistant Secretary of Wilshire Mutual Funds, Inc. and Wilshire Variable Insurance Trust since 2016.

Previous: Secretary, Unified Series Trust (2016 to 2017) Chief Compliance Officer, BPV Family of Funds (2015-2016); Assistant Secretary, Ultimus Managers Trust (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

Mark J. Seger (1962) Vice President, August 2017 to present	Current: Co-Founder, President and Managing Director, Ultimus Fund Solutions, LLC, since 1999, Williamsburg Investment Trust, Treasurer since 2008, Hussman Investment Trust, Treasurer since 2008.

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Martin R. Dean (1963) Assistant Chief Compliance Officer, January 2016 to present

Current: Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC since January 2016; Chief Compliance Officer, Dupree Mutual Funds since August 2017; Chief Compliance Officer, Peachtree Alternative Strategies Fund since January 2017; Chief Compliance Officer, FSI Low Beta Absolute Return Fund since November 2016; Chief Compliance Officer, Cross Shore Discovery Fund since June 2016; Chief Compliance Officer, First Western Funds Trust since April 2016; Assistant Chief Compliance Officer of Ultimus Managers Trust since January 2016.

Previous: Anti-Money Laundering Officer and Chief Compliance Officer of The Huntington Funds (July 2013 to April 2013) and the Huntington Strategy Shares (July 2013 to March 2016); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015); Director of Fund Accounting and Fund Administration Product at Citi Fund Services (January 2008 to June 2013).

Stacey Havens (1965) Relationship Manager, November 2009 to present

Current: Assistant Vice President, Relationship Management for Ultimus Fund Solutions, LLC since December 2015; Vice President of Capitol Series Trust since September 2013.

Previous: Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1993 to December 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).

Carolyn Ford (1956) Assistant Secretary, March 2017 to present	Current: Paralegal, Ultimus Fund Solutions, LLC since March 2017. Previous: Huntington National Bank, Trust Department (2009-2012), Fiscal Officer Hamilton County Ohio (2012-2017)

Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC since June 2011.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**As of the date of this SAI, the Trust consists of, and each Trustee oversees, 17 series.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Audit and Pricing Committees of the Board. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also serves as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant has been an Independent Trustee of the Trust since 2008. He currently serves as Chairman of the Board. He is a founder of a trust company that offers collective investment trust products to qualified plans. Mr. Grant has over 30 years of executive leadership experience, including experience in management, business development for financial services firms, strategic planning, and investing. He is a founder and Director of a trust company that sponsors institutional investment products, including limited liability entities and collective investment trusts. He is executive vice president of a retirement association serving multiple employers. He is executive vice president and Director of a trust administrator and transfer agent with clients in North America and Europe. Mr. Grant is a member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and a member of the Board, Lift Up Africa. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment product development, and financial service and retirement plan administration.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007. She previously served as Senior Risk Officer of Huntington National Bank’s Risk Administration business segment. Prior to that, she served as Regulatory Reform Director of Huntington National Bank’s Risk Management business segment from March 2012 to August 2013, Chief Administrative Officer of Huntington’s Wealth Advisors, Government Finance, and Home Lending business segment from November 2010 to March 2012, and Executive Vice President of Huntington from December 2001 to November 2010. She is active as a community leader and she serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which is an the custodian of certain series of the Trust. Ms. Kelly received a B.S. from Hood College in 1977, and an M.B.A. in 1981 from Xavier University.

Independent Trustees Messrs. Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a bank which operated a collective investment trust. This means that they are qualified to review annually each adviser’s qualifications, including the qualification of Fisher Asset Management, LLC to serve as adviser to the Fund. Ms. Kelly’s experience as an officer of one of the Trust’s custodial banks and former supervisor of one of the Trust’s administrators provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, Pricing Committee, and the Advisory Contract Renewal Committee as described below:

•	The Audit Committee consists of Independent Trustees Messrs. Hippenstiel, Condon, Tritschler, Little and Grant, and Ms. Kelly. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the year ended December 31, 2016.

•	The Pricing Committee is responsible for reviewing and approving fair valuation determinations. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to meetings to approve fair valuations, the Pricing Committee met four times during the year ended December 31, 2016.

•	The Advisory Contract Renewal Committee is responsible for conducting due diligence on the initial approval and subsequent renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub-advisers and the Trust’s Administrator. The Committee also conducts interviews of advisers and sub-advisers to the Trust. The Advisory Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum. This Committee held four meetings during the year ended December 31, 2016.

The Audit and Pricing Committees meet at least quarterly, and the Advisory Contract Renewal Committee meets as necessary, and each committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Committees report directly to the Board.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This legal counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically, the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;

•	Assess how Trust personnel monitor and evaluate risks;

•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and other information. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2)	Code of Ethics review

(3)	NAV Errors, if any

(4)	Distributor Compliance Reports

(5)	Timeliness of SEC Filings

(6)	Dividends and other Distributions

(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)	Review of 12b-1 Payments

(9)	Multiple Class Expense Reports

(10)	Anti-Money Laundering/Customer Identification Reports

(11)	Administrator and CCO Compliance Reports

(12)	Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2016.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	$1 - $10,000
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	$10,001 - $50,000
Nancy V. Kelly	None	None

*	As of the date of this SAI, the Trust consists of 17 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit and Pricing Committees	$2,250	$0	$0	$38,250
Kenneth G.Y. Grant, Chairman of the Board	$2,250	$0	$0	$38,250
Daniel J. Condon, Trustee	$1,800	$0	$0	$30,600
Ronald C. Tritschler, Trustee	$1,800	$0	$0	$30,600
Stephen A. Little, Trustee	$1,800	$0	$0	$30,600
Nancy V. Kelly, Trustee	$1,800	$0	$0	$30,600

Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Lynn E. Wood, Chief Compliance Officer	$8,500	$0	$0	$144,500	[2]

1	As of the date of this SAI, the Trust consists of 17 series.
2	In addition to the CCO’s salary listed in the table, the CCO is allocated $25,000 for potential bonus compensation, as well as to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are allocated to each series of the Trust in such manner as the Trustees determine to be fair and equitable.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Transfer Agent, subject to oversight by the Trust’s CCO and, ultimately, by the Board.

When you open an account with the Fund, the Transfer Agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the Transfer Agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Transfer Agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PROXY VOTING GUIDELINES

The Adviser provides a voice on behalf of shareholders of the Fund. The Adviser views the proxy voting process as an integral part of the relationship with the Fund. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board. The Fund’s proxy voting policies are summarized below.

Policies of the Fund’s Investment Adviser. It is the Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest. The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

More Information. The Trust is required to file Form N-PX annually, which lists the actual voting records relating to portfolio securities during the most recent 12-month period ended June 30. The Fund’s proxy voting record will be available, without charge, upon request by calling toll-free 1-800-550-1071, or by accessing the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policy or the terms of the agreement with the Adviser.

It is anticipated that the Adviser will own close to 100% of the Fund at times when the Fund is invested almost exclusively in cash equivalents. At other times it is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. The Adviser, Fisher Asset Management, LLC, d/b/a Fisher Investments, is a wholly-owned subsidiary of the holding company Fisher Investments, Inc. Mr. Ken Fisher is the founder, Chairman, and Co-Chief Investment Officer of the Adviser, and is the majority shareholder of Fisher Investments, Inc. As such, he controls the Adviser. As a result of the above, the Adviser, Fisher Investments, Inc. and Mr. Fisher may be deemed to control the Fund. The address for the Adviser, Fisher Investments, Inc. and Mr. Fisher is 5525 NW Fisher Creek Drive, Camas, WA 98607. Fisher Asset Management, LLC is organized under the laws of Delaware and Fisher Investments, Inc. is organized under the laws of California.

SERVICES PROVIDED TO THE FUND

Investment Adviser. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The Adviser is a wholly-owned subsidiary of the holding company Fisher Investments, Inc. Mr. Ken Fisher is the founder, Chairman, and Co-Chief Investment Officer of the Adviser, and is the majority shareholder of Fisher Investments, Inc. As such, he controls the Adviser.

Advisory Services for the Fund. Pursuant to the Investment Management Agreement entered into between the Trust on behalf of the Fund and the Adviser (the “Investment Management Agreement”), the Adviser determines the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio, and the manner of implementing such changes (“Management Services”). Included as part of these Management Services the Adviser also (a) provides the Fund with investment advice, research and related services for the investment of its assets, subject to such directions as it may receive from the Board; (b) pays all expenses incurred in performing its investment advisory duties under the Investment Management Agreement; and (c) furnishes the Fund with office space and certain administrative services. The services of the Adviser or any affiliate thereof are not deemed to be exclusive and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Fund may reimburse the Adviser (on a cost recovery basis only) for any services performed for the Fund by the Adviser outside of its duties under the Investment Management Agreement.

The Investment Management Agreement is dated as of January 5, 2017. The Investment Management Agreement has an initial term of two years from the Fund’s commencement of operations and thereafter is required to be approved annually by the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement was initially approved by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any such party on January 5, 2017. The Investment Management Agreement is terminable with respect to the Fund without penalty on 60 days’ written notice by the Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser, and will terminate automatically if it is assigned (as defined in the 1940 Act).

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary that the Fund’s total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers; and other expenses that the Board agrees have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.00% of the Fund’s average daily net assets. The contractual agreement is in effect through December 31, 2025. The agreement may not be terminated prior to this date except by the Board. The Adviser may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of the foregoing.

Each expense reimbursement is subject to repayment by the Fund within three years following the date the particular reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the reimbursement and at the time of the repayment. Any such expense reimbursement will be accounted for as a contingent liability of the Fund and will be described in the notes to the financial statements of the Fund until such time as it appears that the Fund will be able to and are likely to effect such reimbursement. At such time as it appears probable that the Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement with the Adviser will be available in the Fund’s first annual or semi-annual report to shareholders.

The Investment Management Agreement provides that the Adviser shall not be liable to the Fund or their shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

For its services, the Fund pays the Adviser a monthly management fee based upon its average daily net assets equal to an annual rate of 0.25%. As of January 1, 2016 the Adviser has voluntarily agreed to waive the management fee because a substantial portion of the assets invested in the Fund is expected to be from client accounts separately managed by the Adviser.

Custodian. MUFG Union Bank, N.A., located at 350 California Street, Suite 2018, San Francisco, CA 94104, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Fund Services. Ultimus Fund Solutions, LLC. (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s transfer agent, fund accountant, and administrator. Ultimus is the parent company of the Distributor. Certain officers of the Trust also are officers of Ultimus.

Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions.

In addition, Ultimus provides the Fund with fund accounting services, which include certain monthly reports, record keeping and other management-related services.

Ultimus also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

Independent Registered Public Accounting Firm. The firm of Cohen & Company, Ltd. has been selected as Independent Registered Public Accounting Firm for the Fund for the fiscal year ending August 31, 2017. Cohen & Company, Ltd. will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services, as requested, in accordance with applicable law and regulations

INVESTMENT POLICY COMMITTEE

As described in the Fund’s Prospectus, the Fund’s investments are managed by the Adviser’s Investment Policy Committee (“IPC”), which, as of the date of this SAI, consists of Kenneth L. Fisher, Jeffery Silk, William Glaser, Aaron Anderson and Michael Hanson, and no one IPC member is primarily responsible for making investment recommendations for the Fund. Michael Hanson became a member of the IPC on April 1, 2017.

Other Accounts Managed By IPC Members. As of February 29, 2016, the IPC members were responsible for the day-to-day management of other accounts, as indicated by the following table. The information in the table represents the total number of accounts managed by the IPC Members.

Category of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Registered Investment Companies	11	$4,038 million	3	$300 million
Other Pooled Investment Vehicles	16	$1,338 million	0	0
Other Accounts (Separately Managed Accounts)	Approx 52,333	$54,704 million	2	$399 million

The Adviser feels there are no material conflicts that would necessarily arise in connection with IPC members’ management of the Fund’s investments and their management of the investments of the other accounts listed in the above table.

As of the date of this SAI, no IPC member owned shares of the Fund.

Compensation. Mr. Fisher receives no compensation, including salary, bonuses, or deferred compensation, from the Fund for his service as a member of the IPC. However, he does receive compensation for his positions with the Adviser.

The compensation of each member of the IPC, other than Mr. Fisher, includes a fixed base salary paid by the Adviser. Base salaries vary based on responsibilities and years of service at the Adviser. Each member of the IPC also receives a discretionary bonus from the Adviser, the amount of which is not dependent upon the performance of the Fund, and may participate in the Adviser’s 401(k) retirement plan.

In addition, from time to time, IPC members may be granted options of Fisher Investments, Inc., the parent of the Adviser. Receipt of such options is not dependent upon performance of the Fund.

DISTRIBUTION OF SHARES

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, (the “Distributor”) is the exclusive agent for distribution of shares of the Fund. An officer of the Trust is also an officer of the Distributor. As a result, such person may be deemed to be an affiliate of the Distributor.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is primarily responsible for arranging the execution of the Fund’s portfolio transactions and the allocation of brokerage activities. In arranging such transactions, the Adviser will seek to obtain best execution for the Fund, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the brokerage firm involved, the brokerage firm’s risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Adviser generally seeks reasonable competitive commission rates, the Fund will not necessarily always receive the lowest commission available. The Adviser, acting on behalf of the Fund, is authorized to pay a broker a higher brokerage commission than another broker might have charged for the same transaction in recognition of the value of brokerage or research services provided by the broker.

The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Adviser may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Management Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information may be used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser in the future may effect securities transactions may be useful to the Adviser in providing services to the Fund. To the extent the Adviser receives valuable research, market and statistical information from a broker-dealer, the Adviser intends to direct orders for Fund transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints, and the ability of that broker-dealer to provide competitive prices and commission rates. In accordance with the rules of the Financial Industry Regulatory Authority, the Fund may also direct brokerage to broker-dealers who facilitate sales of the Fund’s shares, subject to also obtaining best execution as described above from such broker-dealer.

A portion of the securities in which the Fund may invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in certain circumstances where better prices and execution are available elsewhere. Securities traded through market makers may include markups or markdowns, which are generally not determinable. Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities except after application for and receipt of an exemptive order from the SEC. The 1940 Act restricts transactions involving the Fund and its “affiliates,” including, among others, the Trust’s Trustees, officers, and employees and the Adviser, and any affiliates of such affiliates. Affiliated persons of the Fund are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis only.

Investment decisions for the Fund are made independently from those of other accounts advised by the Adviser or its affiliates. However, the same security may be held in the portfolios of more than one account. When two or more accounts advised by the Adviser simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account’s ability to participate in large volume transactions may produce better executions and prices.

TAXES

General. The Fund believes that it has qualified (or will qualify) for tax treatment as a regulated investment company (“RIC”) under Subchapter M of the Code for its fiscal year, and intends to be able to continue to so qualify. In order to do so, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and must meet several additional requirements: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the Fund fails to qualify as a regulated investment company under Subchapter M for any reason, the Fund would be subject to federal taxes, and possibly other taxes, on the income and gains. Distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

The Fund may invest in securities of foreign issuers, forward contracts and options. These investments involve complex rules to determine the character and timing of recognition of income received in connection therewith by the Fund.

Any gain or loss realized by the Fund upon the expiration or sale of options held by it generally will be capital gain or loss. Expiration of a call option written by the Fund will result in short-term capital gain. Any security, option, or other position entered into or held by the Fund that substantially diminishes its risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options (including options on a broad-based index, such as the Standard & Poor’s 500 index) and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of securities of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than capital gain or loss.

A portion of the dividends from the Fund’s investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, that portion of dividends received by a corporate shareholder and deducted by it pursuant to the dividends- received deduction may be subject to the alternative minimum tax. In addition, availability of the deduction is subject to certain holding period and debt-financing limitations.

All or a portion of a loss realized upon the sale or redemption of shares of the Fund may be disallowed to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

The Fund will be subject to a nondeductible 4% excise tax on net income to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on the Fund’s portfolio securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund’s income from sources within, and taxes paid to, foreign countries if it makes this election.

Passive Foreign Investment Companies. If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividends, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gains from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash and could result in the conversion of capital gain to ordinary income. The Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations. Because it is not always possible to identify a foreign issuer as a passive foreign investment company in advance of making the investment, the Fund may incur the tax in some instances.

Non-U.S. Shareholders. Distributions of net investment income by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is “effectively connected with the conduct of a U.S. trade or business” and the foreign shareholder provides the Fund with the certification required by the IRS to that effect, in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain to a foreign shareholder generally are not subject to withholding.

The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting the Fund and their shareholders and is based on current provisions of the Code and applicable Treasury Regulations, which are subject to change (possibly on a retroactive basis). Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the prospectus. The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Equity securities are generally valued by using market quotations. Exchange traded securities are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by a pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. If market quotations are not available, or if management or the Adviser considers the valuation unreliable due to market or other events, then the Fund will value its securities at their fair value, as of the close of regular trading on the NYSE, as determined by the Adviser in good faith according to guidelines established by the Board. The Trust maintains a pricing review committee that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing Committee of the Board. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair valued securities on a quarterly basis.

Fixed income securities are generally valued by using market quotations or a pricing service that utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If market quotations are not available or if management or the Adviser considers the valuation unreliable due to market or other events, then the Fund will value its securities at their fair value, as of the close of the regular trading on the NYSE, as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair market value.

INDIVIDUAL RETIREMENT ACCOUNTS

Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account (“IRA”). The Fund offer a prototype IRA plan which may be adopted by individuals for rollovers from existing IRAs or retirement plans. There is currently no charge for establishing an IRA account, although there is an annual maintenance fee. Earnings on amounts held in an IRA are not taxed until withdrawn.

A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the Fisher Investments upon request at 1-800-550-1071. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting an IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

OTHER INFORMATION

The net asset value of the Fund’s shares will fluctuate and is determined as of the close trading on the NYSE (generally 4:00 p.m., Eastern Time) each business day. The NYSE annually announces the days on which it will not be open for trading. However, the NYSE may close on days not included in that announcement. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Redemption-in-kind. It is possible that conditions may exist in the future which would, in the opinion of the Board, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

FINANCIAL STATEMENTS

The Fund recently commenced operations and, as a result, there are no financial statements available.

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for commercial paper in which the Fund may invest:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper in which the Fund may invest:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The three rating categories of Duff & Phelps for investment grade commercial paper are “Duff 1,” “Duff 2” and “Duff 3.” Duff & Phelps employs three designations, “Duff 1+,” “Duff 1” and “Duff 1-,” within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Fund may invest:

“Duff 1+” - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

“Duff 1” - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

“Duff 1-” - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

“Duff 2” - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is “F-1.” Fitch employs two designations, “F-1+” and “F-1,” within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Fund may invest:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

“TBW-1” - This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

“A1” - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

“A2” - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings

Standard & Poor’s Investment Grade Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong. AA - Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody’s Long-Term Investment Grade Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated ‘Aa’ are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated ‘Baa’ are considered as medium-grade obligations (i.e, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch Investors Service, Inc. Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA.= Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated ‘F-1+.’

A Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

Duff & Phelps, Inc. Long-Term Investment Grade Debt Ratings

These ratings represent a summary opinion of the issuer’s long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company’s operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of ‘BBB-’ and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

Rating	Definition

AAA	Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ AA AA-	High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

A+ A A-	Protection factors are average but adequate. However, risk factors are more variable and greater in periods of changing economic conditions.